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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 29, 2001


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (Exact name of registrant as specified in its charter)

      Delaware                     333-56240                    13-3633241
      --------                     ---------                    ----------
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
of Incorporation)                 File Number)               Identification No.)


 245 Park Avenue
 New York, New York                                               10167
 ------------------                                               -----
 (Address of Principal                                         (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of June 1, 2001 among EMC Mortgage Corporation, Structured Asset Mortgage Investments Inc., as seller, Bank One, National Association, as trustee and Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                     STRUCTURED ASSET MORTGAGE
                                                     INVESTMENTS INC.

                                                     By: /s/Baron Silverstein
                                                         --------------------
                                                     Name:  Baron Silverstein
                                                     Title: Vice President



Dated: July 6, 2001

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                    STRUCTURED ASSET MORTGAGE
                                                    INVESTMENTS INC.

                                                    By: /s/
                                                        ---------------------
                                                    Name:
                                                    Title:




Dated: July 6, 2001

                                                   EXHIBIT INDEX


                          Item 601 (a) of Sequentially
Exhibit                   Regulation S-K                    Numbered
Number                    Exhibit No.                       Description                        Page
------                    -----------                       -----------                        ----
1                         4                                 Pooling and Servicing              5
                                                            Agreement

                                     EXHIBIT